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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 May 30, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)


          Oklahoma                      1-2572               73-1520922
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)

                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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               On May 21, 2001, the United States District Court for Arizona
          denied the motion filed by Southern Union seeking reconsideration of the Court's previous dismissal of the Federal Racketeer Influenced and Corrupt Organizations Act (RICO) claims against all defendants, including ONEOK. At the same time, the Court applied the same rationale and dismissed similar state law racketeering claims against the same defendants, including ONEOK. The dismissal of these RICO claims removes the possibility of trebling of damages that might be awarded in these actions.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 30th day of May 2001.

                                                   ONEOK, Inc.

                                      By:    /s/ Jim Kneale
                                            -----------------------
                                            Jim Kneale
                                            Vice President, Treasurer and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

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